Supplement dated June 7, 2024
to the following statutory prospectus(es):
BOA TNG, BOA ChoiceLife FPVUL, BOA CVUL Future, BAE Future Corporate FPVUL, NLIC Options Plus, NLIC Options Premier and NLIC Options dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2024, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class, the value in the Current Expenses cell is deleted and replaced with the following: 1.26%
PROS-0869